Exhibit 99.2

Statistical Supplement
Second Quarter
2007

PMA Capital Corporation
Statistical Supplement
Second Quarter - 2007

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Second Quarter	1
Selected Financial Data - Year-to-date	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Second Quarter	5
Consolidated Statements of Operations - Year-to-date	6
Consolidated Balance Sheets	7
Invested Assets and Net Investment Income; Debt; Balance Sheet Impact of Commutations - Run-off Operations	8

Segment Information:
Statements of Operations - Consolidating - Year-to-date	9 - 10
Statements of Operations - Consolidating - Second Quarter	11- 12
Statements of Operations - PMA Insurance Group	13
Insurance Ratios - PMA Insurance Group	14
Statements of Operations - Run-off Operations	15
Statements of Operations - Corporate & Other	16

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	17
Operating Cash Flows - PMA Insurance Group	18
Operating Cash Flows - Run-off Operations	19

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	20

Other Information:
Industry Ratings and Market Information	21

Legend:
NM - Not Meaningful

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss)
does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2006	2006	2006	2007	2007	Quarter

Gross Premiums Written by Segment:
PMA Insurance Group	$99,328	$133,903	$89,484	$164,720	$115,418	16.2%
Run-off Operations	960	526	102	1,507	1,994	NM
Corporate & Other	(213)	(158)	(157)	(156)	(160)	24.9%
Gross premiums written	$100,075	$134,271	$89,429	$166,071	$117,252	17.2%

Net Premiums Written by Segment:
PMA Insurance Group	$85,639	$107,795	$66,873	$125,893	$81,816	-4.5%
Run-off Operations	527	701	309	1,495	1,994	NM
Corporate & Other	(213)	(158)	(157)	(156)	(160)	24.9%
Net premiums written	$85,953	$108,338	$67,025	$127,232	$83,650	-2.7%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$6,671	$8,351	$5,721	$11,723	$8,400	25.9%
Run-off Operations	428	174	485	(738)	(707)	NM
Corporate & Other	(6,128)	(5,016)	(5,282)	(5,309)	(5,129)	16.3%
Pre-tax operating income	971	3,509	924	5,676	2,564	NM
Net realized investment losses	(1,978)	(799)	(26)	(430)	(1,754)	11.3%
Pre-tax income (loss)	(1,007)	2,710	898	5,246	810	NM
Income tax expense (benefit)	(245)	1,209	67	1,900	319	NM
Net income (loss)	$(762)	$1,501	$831	$3,346	$491	NM
After-tax operating income	$524	$2,020	$848	$3,626	$1,631	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$(0.02)	$0.05	$0.03	$0.10	$0.01	NM
Less the impact of:
Realized losses after tax	(0.04)	(0.01)	-	(0.01)	(0.04)	0.0%
After-tax operating income	$0.02	$0.06	$0.03	$0.11	$0.05	NM

Capitalization:
Debt	$148,303	$131,561	$131,211	$130,822	$144,629	-2.5%
Shareholders' equity excluding FAS 115 unrealized loss	417,064	418,372	425,132	424,894	420,150	0.7%
Total capitalization excluding FAS 115 unrealized loss	565,367	549,933	556,343	555,716	564,779	-0.1%
FAS 115 unrealized loss	(18,733)	(6,169)	(6,039)	(1,084)	(9,179)	51.0%
Total capitalization including FAS 115 unrealized loss	$546,634	$543,764	$550,304	$554,632	$555,600	1.6%

Book Value Per Share:
Excluding FAS 115 unrealized loss	$12.79	$12.82	$13.02	$13.02	$13.06	2.1%
Including FAS 115 unrealized loss	$12.21	$12.63	$12.83	$12.99	$12.78	4.7%

Debt to Total Capital:
Excluding FAS 115 unrealized loss	26.2%	23.9%	23.6%	23.5%	25.6%	-2.3%
Including FAS 115 unrealized loss	27.1%	24.2%	23.8%	23.6%	26.0%	-4.1%

Interest Coverage:
Income before interest and income taxes
to interest expense	0.73	1.89	1.32	2.86	1.28	75.3%

Operating income before interest and income taxes to interest expense	1.26	2.15	1.33	3.02	1.90	50.8%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Six	Six	% Change
	Months	Months	Six
	2007	2006	Months

Gross Premiums Written by Segment:
PMA Insurance Group	$280,138	$233,065	20.2%
Run-off Operations	3,501	1,358	NM
Corporate & Other	(316)	(381)	17.1%
Gross premiums written	$283,323	$234,042	21.1%

Net Premiums Written by Segment:
PMA Insurance Group	$207,709	$199,029	4.4%
Run-off Operations	3,489	1,133	NM
Corporate & Other	(316)	(381)	17.1%
Net premiums written	$210,882	$199,781	5.6%

Major Components of Net Income:
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$20,123	$14,812	35.9%
Run-off Operations	(1,445)	589	NM
Corporate & Other	(10,438)	(12,267)	14.9%
Pre-tax operating income	8,240	3,134	NM
Net realized investment losses	(2,184)	(160)	NM
Pre-tax income	6,056	2,974	NM
Income tax expense	2,219	1,255	76.8%
Net income	$3,837	$1,719	NM
After-tax operating income	$5,257	$1,823	NM

Diluted Earnings Per Share:
Net income	$0.12	$0.05	NM
Less the impact of:
Realized losses after tax	(0.04)	(0.01)	NM
After-tax operating income	$0.16	$0.06	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2006	2007	2007	2007	2006

Diluted Earnings (Loss) Per Share:

Net income (loss)	$(0.02)	$0.05	$0.03	$0.10	$0.01	$0.12	$0.05

Pre-tax operating income	$0.03	$0.11	$0.03	$0.17	$0.08	$0.25	$0.10

After-tax operating income	$0.02	$0.06	$0.03	$0.11	$0.05	$0.16	$0.06

Diluted weighted average common
shares outstanding	32,132,618	32,922,643	32,916,423	32,900,397	32,838,046	32,872,801	32,540,905

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares
issued and outstanding	32,613,234	32,646,689	32,659,194	32,630,669	32,163,072	32,163,072	32,613,234

Class A Common Stock prices:
High	$10.49	$10.75	$10.15	$9.77	$11.40	$11.40	$10.49
Low	$9.24	$8.60	$8.60	$8.40	$9.12	$8.40	$8.68
Close	$10.30	$8.82	$9.22	$9.39	$10.69	$10.69	$10.30

This Page Intentionally Left Blank

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2006	2006	2006	2007	2007	Quarter

Gross Premiums Written	$100,075	$134,271	$89,429	$166,071	$117,252	17.2%

Net Premiums Written	$85,953	$108,338	$67,025	$127,232	$83,650	-2.7%

Revenues:
Net premiums earned	$94,922	$95,284	$88,316	$95,032	$97,531	2.7%
Net investment income	11,058	10,747	10,333	10,525	11,125	0.6%
Net realized investment losses	(1,978)	(799)	(26)	(430)	(1,754)	11.3%
Other revenues	7,286	6,624	7,107	7,787	7,614	4.5%
Total revenues	111,288	111,856	105,730	112,914	114,516	2.9%

Expenses:
Losses and loss adjustment expenses	66,379	66,754	60,695	67,026	68,150	2.7%
Acquisition expenses	19,552	19,811	17,825	19,138	19,013	-2.8%
Operating expenses	21,580	18,953	22,966	17,066	21,653	0.3%
Dividends to policyholders	1,011	589	510	1,622	2,047	NM
Interest expense	3,773	3,039	2,836	2,816	2,843	-24.6%
Total losses and expenses	112,295	109,146	104,832	107,668	113,706	1.3%

Pre-tax income (loss)	(1,007)	2,710	898	5,246	810	NM

Income tax expense (benefit):
Current	-	-	-	-	200	NM
Deferred	(245)	1,209	67	1,900	119	NM

Total income tax expense (benefit)	(245)	1,209	67	1,900	319	NM

Net income (loss)	$(762)	$1,501	$831	$3,346	$491	NM

Pre-tax operating income	$971	$3,509	$924	$5,676	$2,564	NM

After-tax operating income	$524	$2,020	$848	$3,626	$1,631	NM

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	Six	Six	% Change
	Months	Months	Six
	2007	2006	Months

Gross Premiums Written	$283,323	$234,042	21.1%

Net Premiums Written	$210,882	$199,781	5.6%

Revenues:
Net premiums earned	$192,563	$186,581	3.2%
Net investment income	21,650	22,458	-3.6%
Net realized investment losses	(2,184)	(160)	NM
Other revenues	15,401	14,390	7.0%
Total revenues	227,430	223,269	1.9%

Expenses:
Losses and loss adjustment expenses	135,176	131,772	2.6%
Acquisition expenses	38,151	36,877	3.5%
Operating expenses	38,719	41,567	-6.9%
Dividends to policyholders	3,669	2,433	50.8%
Interest expense	5,659	7,646	-26.0%
Total losses and expenses	221,374	220,295	0.5%

Pre-tax income	6,056	2,974	NM

Income tax expense:
Current	200	-	NM
Deferred	2,019	1,255	60.9%

Total income tax expense	2,219	1,255	76.8%

Net income	$3,837	$1,719	NM

Pre-tax operating income	$8,240	$3,134	NM

After-tax operating income	$5,257	$1,823	NM

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2006	2007	2007

Assets:
Investments in fixed maturities available for sale	$913,376	$904,074	$871,951	$735,048	$733,083
Investments in fixed maturities trading	-	-	-	122,669	84,714
Short-term investments	70,994	59,227	86,448	93,385	100,788
Short-term investments, loaned securities collateral	4,771	-	-	-	-
Total investments	989,141	963,301	958,399	951,102	918,585

Cash	26,004	30,387	14,105	9,924	8,494
Accrued investment income	9,312	10,993	9,351	5,407	5,469
Premiums receivable	205,825	218,126	207,771	257,445	253,215
Reinsurance receivables	1,071,332	1,069,153	1,039,979	1,042,478	1,051,269
Prepaid reinsurance premiums	4,851	20,618	26,730	41,410	42,435
Deferred income taxes, net	110,452	102,986	100,019	97,565	101,696
Deferred acquisition costs	37,336	40,384	36,239	41,726	37,889
Funds held by reinsureds	151,873	133,222	130,214	132,926	102,519
Other assets	166,862	164,286	143,600	148,022	157,416
Total assets	$2,772,988	$2,753,456	$2,666,407	$2,728,005	$2,678,987

Liabilities:
Unpaid losses and loss adjustment expenses	$1,727,369	$1,690,483	$1,634,865	$1,620,952	$1,563,324
Unearned premiums	189,140	217,506	202,973	249,689	235,356
Debt	148,303	131,561	131,211	130,822	144,629
Accounts payable, accrued expenses
and other liabilities	215,918	208,854	191,540	195,228	214,240
Reinsurance funds held and balances payable	84,398	88,105	82,275	103,021	106,288
Dividends to policyholders	4,725	4,744	4,450	4,483	4,179
Payable under securities loan agreements	4,804	-	-	-	-
Total liabilities	2,374,657	2,341,253	2,247,314	2,304,195	2,268,016

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	110,552	111,116	109,922	110,527	110,318
Retained earnings	180,626	181,719	184,216	183,611	183,019
Accumulated other comprehensive loss	(37,630)	(26,010)	(20,624)	(15,675)	(23,569)
Treasury stock, at cost	(26,307)	(25,712)	(25,511)	(25,743)	(29,887)
Total shareholders' equity	398,331	412,203	419,093	423,810	410,971
Total liabilities and shareholders' equity	$2,772,988	$2,753,456	$2,666,407	$2,728,005	$2,678,987

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2006	2007	2007	2007	2006

Total Investments & Cash
As reported	$1,015,145	$993,688	$972,504	$961,026	$927,079	$927,079	$1,015,145
Less:
Securities lending activity	4,804	-	-	-	-	-	4,804
Unrealized loss	(28,820)	(9,490)	(9,291)	(1,668)	(14,121)	(14,121)	(28,820)
Unrealized loss and accrued income - trading	-	-	-	(5,858)	(5,282)	(5,282)	-
Total adjusted investments & cash	$1,039,161	$1,003,178	$981,795	$968,552	$946,482	$946,482	$1,039,161

Net Investment Income
As reported	$11,058	$10,747	$10,333	$10,525	$11,125	$21,650	$22,458
Funds held:
Assumed	537	185	160	246	212	458	872
Ceded	(1,643)	(1,482)	(1,374)	(1,560)	(931)	(2,491)	(3,162)
Total funds held	(1,106)	(1,297)	(1,214)	(1,314)	(719)	(2,033)	(2,290)

Total adjusted investment income	$12,164	$12,044	$11,547	$11,839	$11,844	$23,683	$24,748

Yield
As reported	4.22%	4.28%	4.20%	4.35%	4.71%	4.54%	4.17%
Investment portfolio	4.56%	4.72%	4.65%	4.86%	4.95%	4.91%	4.53%

Duration (in years)	3.5	3.4	3.3	3.3	3.7	3.7	3.5

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

	Amount
	Outstanding	Maturity
6.50% convertible debt	$12,693	2022	[1]
Derivative component of 6.50% convertible debt	2,356
4.25% convertible debt	455	2022	[2]
8.50% senior notes	54,900	2018
Junior subordinated debt [3]	64,435	2033 - 2037
Surplus notes [4]	10,000	2035
Unamortized debt discount	(210)
Total long-term debt	$144,629

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount.  This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2008, 2010, 2012 and 2017.  This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on junior subordinated debt is 9.30% as of June 30, 2007.
[4]	Interest rate on surplus notes is 9.86% as of June 30, 2007.

PMA Capital Corporation
Balance Sheet Impact of Commutations - Run-off Operations
(Dollar Amounts in Thousands)

	2nd Quarter and Six Months 2007
Assets	Assumed	Ceded	Total
Funds held by reinsureds	$(32,813)	$-	$(32,813)

Liabilities	Assumed	Ceded	Total
Unpaid loss and loss adjustment expenses	$(28,243)	$-	$(28,243)
Other liabilities	(7,586)	-	(7,586)

PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$280,138	$(316)	$3,501	$283,323

Net Premiums Written	$207,709	$(316)	$3,489	$210,882

Revenues:
Net premiums earned	$191,169	$(316)	$1,710	$192,563
Net investment income	19,415	(222)	2,457	21,650
Other revenues	15,262	139	-	15,401
Operating revenues	225,846	(399)	4,167	229,614

Losses and Expenses:
Losses and loss adjustment expenses	133,884	-	1,292	135,176
Acquisition expenses	37,538	-	613	38,151
Operating expenses	30,132	4,880	3,707	38,719
Dividends to policyholders	3,669	-	-	3,669
Total losses and expenses	205,223	4,880	5,612	215,715

Operating income (loss) before income taxes
and interest expense	20,623	(5,279)	(1,445)	13,899

Interest expense	500	5,159	-	5,659

Pre-tax operating income (loss)	$20,123	$(10,438)	$(1,445)	8,240

Net realized investment losses				(2,184)

Pre-tax income				$6,056

[1] Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2006
(Dollar Amounts in Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$233,065	$(381)	$1,358	$234,042

Net Premiums Written	$199,029	$(381)	$1,133	$199,781

Revenues:
Net premiums earned	$186,024	$(381)	$938	$186,581
Net investment income	17,312	(463)	5,609	22,458
Other revenues	14,239	151	-	14,390
Operating revenues	217,575	(693)	6,547	223,429

Losses and Expenses:
Losses and loss adjustment expenses	132,201	-	(429)	131,772
Acquisition expenses	37,142	-	(265)	36,877
Operating expenses	30,518	4,397	6,652	41,567
Dividends to policyholders	2,433	-	-	2,433
Total losses and expenses	202,294	4,397	5,958	212,649

Operating income (loss) before income taxes
and interest expense	15,281	(5,090)	589	10,780

Interest expense	469	7,177	-	7,646

Pre-tax operating income (loss)	$14,812	$(12,267)	$589	3,134

Net realized investment losses				(160)

Pre-tax income				$2,974

[1] Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$115,418	$(160)	$1,994	$117,252

Net Premiums Written	$81,816	$(160)	$1,994	$83,650

Revenues:
Net premiums earned	$97,174	$(160)	$517	$97,531
Net investment income	9,711	(43)	1,457	11,125
Other revenues	7,582	32	-	7,614
Operating revenues	114,467	(171)	1,974	116,270

Losses and Expenses:
Losses and loss adjustment expenses	67,965	-	185	68,150
Acquisition expenses	18,759	-	254	19,013
Operating expenses	17,045	2,366	2,242	21,653
Dividends to policyholders	2,047	-	-	2,047
Total losses and expenses	105,816	2,366	2,681	110,863

Operating income (loss) before income taxes
and interest expense	8,651	(2,537)	(707)	5,407

Interest expense	251	2,592	-	2,843

Pre-tax operating income (loss)	$8,400	$(5,129)	$(707)	2,564

Net realized investment losses				(1,754)

Pre-tax income				$810

[1] Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2006
(Dollar Amounts in Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$99,328	$(213)	$960	$100,075

Net Premiums Written	$85,639	$(213)	$527	$85,953

Revenues:
Net premiums earned	$94,803	$(213)	$332	$94,922
Net investment income	8,753	(103)	2,408	11,058
Other revenues	7,165	121	-	7,286
Operating revenues	110,721	(195)	2,740	113,266

Losses and Expenses:
Losses and loss adjustment expenses	67,682	-	(1,303)	66,379
Acquisition expenses	18,923	-	629	19,552
Operating expenses	16,193	2,401	2,986	21,580
Dividends to policyholders	1,011	-	-	1,011
Total losses and expenses	103,809	2,401	2,312	108,522

Operating income (loss) before income taxes
and interest expense	6,912	(2,596)	428	4,744

Interest expense	241	3,532	-	3,773

Pre-tax operating income (loss)	$6,671	$(6,128)	$428	971

Net realized investment losses				(1,978)

Pre-tax loss				$(1,007)

[1] Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd Quarter 2006	3rd Quarter 2006	4th Quarter 2006	1st Quarter 2007	2nd Quarter 2007	Six Months 2007	Six Months 2006	% Change 2nd Quarter	% Change Six Months

Gross Premiums Written	$99,328	$133,903	$89,484	$164,720	$115,418	$280,138	$233,065	16.2%	20.2%

Net Premiums Written	$85,639	$107,795	$66,873	$125,893	$81,816	$207,709	$199,029	-4.5%	4.4%

Revenues:
Net premiums earned	$94,803	$94,696	$87,379	$93,995	$97,174	$191,169	$186,024	2.5%	2.8%
Net investment income	8,753	8,998	9,190	9,704	9,711	19,415	17,312	10.9%	12.1%
Other revenues	7,165	6,573	7,065	7,680	7,582	15,262	14,239	5.8%	7.2%
Total revenues	110,721	110,267	103,634	111,379	114,467	225,846	217,575	3.4%	3.8%

Losses and Expenses:
Losses and loss adjustment expenses	67,682	68,255	61,841	65,919	67,965	133,884	132,201	0.4%	1.3%
Acquisition expenses	18,923	19,098	17,486	18,779	18,759	37,538	37,142	-0.9%	1.1%
Operating expenses	16,193	13,720	17,821	13,087	17,045	30,132	30,518	5.3%	-1.3%
Dividends to policyholders	1,011	589	510	1,622	2,047	3,669	2,433	NM	50.8%
Total losses and expenses	103,809	101,662	97,658	99,407	105,816	205,223	202,294	1.9%	1.4%

Operating income before income taxes
and interest expense	6,912	8,605	5,976	11,972	8,651	20,623	15,281	25.2%	35.0%

Interest expense	241	254	255	249	251	500	469	4.1%	6.6%

Pre-tax operating income	$6,671	$8,351	$5,721	$11,723	$8,400	$20,123	$14,812	25.9%	35.9%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	2nd Quarter 2006	3rd Quarter 2006	4th Quarter 2006	1st Quarter 2007	2nd Quarter 2007	Six Months 2007	Six Months 2006	Point Chg. 2nd Quarter Better (Worse)	Point Chg. Six Months Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	71.4%	72.1%	70.8%	70.1%	69.9%	70.0%	71.1%	1.5	1.1

Expense ratio:
Acquisition expenses	20.0%	20.2%	20.0%	20.0%	19.3%	19.6%	20.0%	0.7	0.4
Operating expenses[1]	10.0%[2]	8.1%[2]	12.9%[2]	6.4%	10.3%	8.4%	9.3%[2]	(0.3)	0.9
Total expense ratio	30.0%	28.3%	32.9%	26.4%	29.6%	28.0%	29.3%	0.4	1.3

Policyholders' dividend ratio	1.1%	0.6%	0.6%	1.7%	2.1%	1.9%	1.3%	(1.0)	(0.6)
Combined ratio	102.5%[2]	101.0%[2]	104.3%[2]	98.2%	101.6%	99.9%	101.7%[2]	0.9	1.8

Net investment income ratio	-9.2%	-9.5%	-10.5%	-10.3%	-10.0%	-10.2%	-9.3%	0.8	0.9
Operating ratio	93.3%	91.5%	93.8%	87.9%	91.6%	89.7%	92.4%	1.7	2.7

[1] The operating expense ratio equals insurance-related operating expenses divided by net premiums earned.  Insurance-related operating expenses were $9.5 million, $7.7 million, $11.3 million, $6.0 million and $9.9 million for the second, third and fourth quarters of 2006 and the first and second quarters of 2007, respectively.

[2] Certain reclassifications between insurance-related and non-insurance related expenses of prior period amounts have been made to conform to the current year presentation.  These reclassifications had no impact on the previously reported full year 2006 ratios.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	2nd Quarter 2006	3rd Quarter 2006	4th Quarter 2006	1st Quarter 2007	2nd Quarter 2007	Six Months 2007	Six Months 2006	% Change 2nd Quarter	% Change Six Months

Gross Premiums Written	$960	$526	$102	$1,507	$1,994	$3,501	$1,358	NM	NM

Net Premiums Written	$527	$701	$309	$1,495	$1,994	$3,489	$1,133	NM	NM

Revenues:
Net premiums earned	$332	$746	$1,094	$1,193	$517	$1,710	$938	55.7%	82.3%
Net investment income	2,408	1,695	1,392	1,000	1,457	2,457	5,609	-39.5%	-56.2%
Total revenues	2,740	2,441	2,486	2,193	1,974	4,167	6,547	-28.0%	-36.4%

Losses and Expenses:
Losses and loss adjustment expenses	(1,303)	(1,501)	(1,146)	1,107	185	1,292	(429)	NM	NM
Acquisition expenses	629	713	339	359	254	613	(265)	-59.6%	NM
Operating expenses	2,986	3,055	2,808	1,465	2,242	3,707	6,652	-24.9%	-44.3%
Total losses and expenses	2,312	2,267	2,001	2,931	2,681	5,612	5,958	16.0%	-5.8%

Pre-tax operating income (loss)	$428	$174	$485	$(738)	$(707)	$(1,445)	$589	NM	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2006	2006	2006	2007	2007	2007	2006	Quarter	Months

Gross Premiums Written	$(213)	$(158)	$(157)	$(156)	$(160)	$(316)	$(381)	24.9%	17.1%

Net Premiums Written	$(213)	$(158)	$(157)	$(156)	$(160)	$(316)	$(381)	24.9%	17.1%

Revenues:
Net premiums earned	$(213)	$(158)	$(157)	$(156)	$(160)	$(316)	$(381)	24.9%	17.1%
Net investment income	(103)	54	(249)	(179)	(43)	(222)	(463)	58.3%	52.1%
Other revenues	121	51	42	107	32	139	151	-73.6%	-7.9%
Total revenues	(195)	(53)	(364)	(228)	(171)	(399)	(693)	12.3%	42.4%

Losses and Expenses:
Operating expenses	2,401	2,178	2,337	2,514	2,366	4,880	4,397	-1.5%	11.0%
Total losses and expenses	2,401	2,178	2,337	2,514	2,366	4,880	4,397	-1.5%	11.0%

Operating loss before income taxes
and interest expense	(2,596)	(2,231)	(2,701)	(2,742)	(2,537)	(5,279)	(5,090)	2.3%	-3.7%

Interest expense	3,532	2,785	2,581	2,567	2,592	5,159	7,177	-26.6%	-28.1%

Pre-tax operating loss	$(6,128)	$(5,016)	$(5,282)	$(5,309)	$(5,129)	$(10,438)	$(12,267)	16.3%	14.9%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2006	2007	2007	2007	2006

Receipts:
Premiums and other revenues collected	$96,652	$108,027	$93,253	$102,505	$96,874	$199,379	$201,643
Investment income received	14,890	11,795	13,730	13,251	12,472	25,723	30,258
Total receipts	111,542	119,822	106,983	115,756	109,346	225,102	231,901

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	17,337	17,034	22,696	4,605	15,005	19,610	20,833
Losses and LAE paid - prior years	92,004	65,455	90,825	85,995	90,855	176,850	184,601
Total losses and LAE paid	109,341	82,489	113,521	90,600	105,860	196,460	205,434
Insurance operating expenses paid	39,618	26,899	30,327	38,826	31,657	70,483	85,821
Policyholders' dividends paid	397	451	812	499	1,878	2,377	643
Interest on corporate debt	2,965	3,470	2,461	3,082	2,446	5,528	7,756
Total disbursements	152,321	113,309	147,121	133,007	141,841	274,848	299,654

Net other	7,406	(9,204)	19,380	1,024	(2,788)	(1,764)	(4,962)

Net operating cash flows	$(33,373)	$(2,691)	$(20,758)	$(16,227)	$(35,283)	$(51,510)	$(72,715)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2006	2007	2007	2007	2006

Receipts:
Premiums and other revenues collected	$94,320	$107,102	$92,720	$99,923	$94,993	$194,916	$194,060
Investment income received	10,598	8,831	10,564	10,504	10,605	21,109	21,077
Total receipts	104,918	115,933	103,284	110,427	105,598	216,025	215,137

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	17,337	17,034	22,696	4,605	15,005	19,610	20,833
Losses and LAE paid - prior years	57,537	45,463	44,787	62,815	51,295	114,110	122,650
Total losses and LAE paid	74,874	62,497	67,483	67,420	66,300	133,720	143,483
Insurance operating expenses paid	35,129	24,446	26,521	35,766	30,727	66,493	77,239
Policyholders' dividends paid	397	451	812	499	1,878	2,377	643
Interest on corporate debt	227	246	255	252	244	496	451
Total disbursements	110,627	87,640	95,071	103,937	99,149	203,086	221,816

Net other	1,955	(1,939)	4,615	(4,189)	(8,297)	(12,486)	(4,421)

Net operating cash flows	$(3,754)	$26,354	$12,828	$2,301	$(1,848)	$453	$(11,100)

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2006	2007	2007	2007	2006

Receipts:
Premiums collected	$2,332	$925	$533	$2,582	$1,881	$4,463	$7,583
Investment income received	4,292	2,964	3,166	2,747	1,867	4,614	9,181
Total receipts	6,624	3,889	3,699	5,329	3,748	9,077	16,764

Disbursements:
Losses and LAE paid:
Losses and LAE paid - prior years	34,467	19,992	46,038	23,180	39,560	62,740	61,951
Total losses and LAE paid	34,467	19,992	46,038	23,180	39,560	62,740	61,951
Insurance operating expenses paid	4,489	2,453	3,806	3,060	930	3,990	8,582
Total disbursements	38,956	22,445	49,844	26,240	40,490	66,730	70,533

Net other	1,775	(5,500)	8,071	(1,382)	1,210	(172)	2,858

Net operating cash flows	$(30,557)	$(24,056)	$(38,074)	$(22,293)	$(35,532)	$(57,825)	$(50,911)

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2006	2006	2007	2007[1]

PMA Pool [2]	$321,114	$325,242	$321,245	$327,379	$333,118	[4]
PMA Capital Insurance Company [3]	125,989	123,428	121,566	117,098	75,585	[4,5]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2006	2007	2007[1]	2007[1]	2006

Net Premiums Written:
Workers' Compensation	$76,602	$95,437	$58,731	$113,732	$75,976	$189,708	$176,698
Other Commercial Lines	6,687	6,067	4,637	10,258	7,359	17,617	17,735
Total - PMA Pool	$83,289	$101,504	$63,368	$123,990	$83,335	$207,325	$194,433

Statutory Ratios:
Loss and LAE ratio	72.5%	72.1%	71.3%	71.2%	70.3%	70.8%	72.0%
Underwriting expense ratio	31.6%	26.3%	37.5%	21.1%	30.2%	24.8%	27.6%
Policyholders' dividend ratio	0.1%	0.5%	0.6%	0.6%	1.7%	1.1%	0.5%
Combined ratio	104.2%	98.9%	109.4%	92.9%	102.2%	96.7%	100.1%
Operating ratio	96.0%	90.5%	99.8%	83.3%	92.4%	87.0%	91.7%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes unassigned surplus (deficit) of $153.8 million and ($7.0) million for the PMA Pool and PMA Capital Insurance Company, respectively.
[5]	In April 2007, PMA Capital Insurance Company paid an extraordinary dividend in the amount of $37.5 million to its parent, PMA Capital Corporation.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company		William E. Hitselberger
Shareholder Relations		Chief Financial Officer
59 Maiden Lane – Plaza Level		610.397.5083
New York, NY 10038	e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:		610.397.5298
800.937.5449	investorrelations@pmacapital.com

Email Inquiries:		Company Website:
info@amstock.com		www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 8/1/2007):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Baa3 (10th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance
Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[2] In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA
Capital Insurance Company. The reinsurance business is in run-off.